DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Global Value Fund
(the "Fund)

Supplement to the Fund's
Statutory Prospectuses
dated March 30, 2010

On May 20, 2010, the Board of Trustees of Delaware Group Global & International Funds approved to increase the limit of investments in emerging markets securities from 10% to 25% of the Fund's net assets.

This change to the Fund's investment policy will become effective 60 days after the date of this Supplement.

The following language replaces the second paragraph under the section entitled, "What are the Fund's main investment strategies?" in the Fund's Prospectus:

The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging markets securities to 25% of the Fund's net assets.

Please keep this Supplement for future reference.

This Supplement is dated May 26, 2010